UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 30, 2017

Commission File No. 1-35933 (Gramercy Property Trust)
Commission File No. 333-219049-01 (GPT Operating Partnership LP)
Gramercy Property Trust
GPT Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Gramercy Property Trust	Maryland	56-2466617
GPT Operating Partnership LP	Delaware	56-2466618
	(State or other jurisdiction incorporation or organization)	(I.R.S. Employer of Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On October 30, 2017, Gramercy Property Trust (the “Trust”) filed with the U.S. Securities and Exchange Commission a prospectus supplement to its automatic shelf registration statement on Form S-3 relating to the possible resale, from time to time, by selling shareholders (named therein) of up to 3,560,188 common shares of beneficial interest, $0.01 par value per share (“common shares”), of the Trust, issuable upon redemption of units representing limited partnership interests in GPT Operating Partnership LP, a Delaware limited partnership.
A copy of the legal opinion of the Trust’s counsel, Venable LLP, relating to the legality of the common shares covered by the prospectus supplement described above is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

5.1	Opinion of Venable LLP regarding the legality of the common shares offered.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2017

By:    /s/ Jon W. Clark
Name:    Jon W. Clark
Title:    Chief Financial Officer